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                                                                    EXHIBIT 10.2

         TERMINATION AGREEMENT made as of July 30, 2004, among ARTISTdirect, Inc., a Delaware corporation ("ADI"), ARTISTdirect Records, L.L.C., a Delaware limited liability company ("ADR") and BMG Music, a New York general partnership ("BMG").

         WHEREAS, ADI agreed to guaranty certain indebtedness of ADR as set forth in the Guaranty dated as of April __, 2002 in favor of ADR and BMG (the "Guaranty"), a copy of which is attached hereto as Exhibit A; and

         WHEREAS, ADI has requested that ADR and BMG extinguish ADI's obligations under the Guaranty and ADR and BMG have agreed to extinguish ADI's obligations under the Guaranty;

         NOW THEREFORE, in consideration of the premises stated above and such other consideration the receipt and sufficiency of which is hereby acknowledged:

            1. The Guaranty is terminated effective as of the date of this agreement.

            2. ADI will have no further obligation in connection with the Guaranteed Obligations (as defined in paragraph 1 of the Guaranty).

         IN WITNESS WHEREOF, this termination agreement has been duly executed and delivered as of the date first mentioned above and each of ADI, ADR and BMG have duly acknowledged and accepted the terms thereof.


                                       ARTISTdirect, Inc.


                                       By  /s/ ROBERT N. WEINGARTEN
                                           -------------------------------------
                                           Robert N. Weingarten
                                           CFO

                                       ARTISTdirect Records, L.L.C.

                                       By  /s/ TED FIELD
                                           -------------------------------------
                                           Ted Field

                                       BMG MUSIC

                                       By  /s/ L. JEFF WALKER
                                           -------------------------------------
                                           L. Jeff Walker
                                           SVP, Business Affairs & Operations